United
                    Continental
                    Income Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1997

FUND MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1997

Dear Shareholder:


     This report relates to the operation of United Continental Income Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     During the last fiscal year, the economy experienced modest growth with continuing low interest and inflation rates. However, perceptions regarding the direction and strength of the economy varied widely during the past fiscal year, contributing to volatility and uncertainty in both the equity and fixed income markets. Inflation concerns, prompted by upward wage pressures and increased energy prices, affected the performance of both the equity and fixed income markets and caused investors to gravitate towards companies that enjoy a perception of stability regardless of economic strength.

     We continued to pursue a strategy of attempting to increase total return while striving to preserve capital during the past fiscal year. In an attempt to reduce investment risk, we continued to diversify the Fund's investments across a broad section of industries. We maintained some cash during the past fiscal year to enable us to react to interest rate changes and take advantage of investment opportunities we perceived as being attractive.

     The strategies and techniques we applied resulted in the direction of the Fund's performance remaining below that of the equity indexes and above that of the fixed income indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Bond Index) and the universe of funds with similar investment objectives (the Lipper Balanced Fund Universe Average). Multiple indexes are presented because the Fund invests in both stocks and bonds. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report, instead of the Lehman Brothers Government/Corporate Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes. The Fund's performance relative to the equity indexes was negatively impacted by exposure to bonds, a cash position and a more diverse equity portfolio, particularly in cyclical issues that underperformed the more stable growth issues during the latter part of the fiscal year.

     The Federal Reserve's recent increase in the Federal Funds Rate signals its concern that the strength in economic data during the last fiscal quarter may raise inflationary pressures. Future increases in short-term interest rates seem likely based on prevailing economic conditions. In light of the above, corporate profits growth could start to come into question as a result of increased interest expenses and wage pressures. We anticipate that the markets will remain vulnerable. Accordingly, we expect to maintain a diversified and defensive position, while continuing to invest in securities that present the opportunity for positive long-term returns consistent with the Fund's objectives.

     Thank you very much for your continued support and confidence in our organization.



Respectfully,

Cynthia P. Prince-Fox
Manager, United Continental Income Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              UNITED CONTINENTAL INCOME FUND, INC. CLASS A SHARES,
             THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
              THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX,
      THE SALOMON BROTHERS TREASURY/GOVERNMENT SPONSORED/ CORPORATE INDEX,
                  AND THE LIPPER BALANCED FUND UNIVERSE AVERAGE


                                           Salomon
                   United   S&P   Lehman  Brothers
                   Continental500BrothersTreasury/   Lipper
                   IncomeCompositeGovernment/GovernmentBalanced
                   Fund,  StockCorporateSponsored/     Fund
                   Class  Price     Bond Corporate Universe
                   A SharesIndex   Index     Index  Average
                   ------------------------------------------------
     03/31/87 Purchase9,42510,000 10,000    10,000   10,000
     03/31/88     8,328   9,167   10,443    10,479    9,712
     03/31/89     9,099  10,831   10,965    11,020   10,661
     03/31/90    10,546  12,918   12,248    12,296   11,940
     03/31/91    11,243  14,780   13,779    13,817   13,412
     03/31/92    12,927  16,412   15,347    15,426   15,102
     03/31/93    14,748  18,911   17,542    17,634   17,038
     03/31/94    15,692  19,190   18,029    18,139   17,520
     03/31/95    16,695  22,177   18,856    18,974   18,722
     03/31/96    20,585  29,296   20,915    21,056   22,624
     03/31/97    21,797  35,105   21,849    22,006   25,059

===== United Continental Income Fund, Class A Shares* -- $21,797
+++++ S&P 500 Index  -- $35,105
- - - Lehman Brothers Government/Corporate Bond Index - $21,849
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $22,006 ---- Lipper Balanced Fund Universe Average -- $25,059

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/97          -0.21%     6.08%
5 Years Ended
   3/31/97          9.70%      N/A
10 Years Ended
   3/31/97          8.10%      N/A
Life of Class Y+++  N/A        7.93%

 + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 1/4/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%                 (May purchase securities
Foreign Securities                      subject to repurchase
                                        agreements.  May invest
Cash Reserves                           in certain options or
                                        futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Continental Income Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares
           PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------
DIVIDENDS PAID                   $ 0.73
                                 ======

CAPITAL GAINS DISTRIBUTION       $ 1.93
                                 ======

NET ASSET VALUE ON
    3/31/97 22.72 adjusted to:   $24.65(A)
    3/31/96                       24.00
                                 ------
CHANGE PER SHARE                 $ 0.65
                                 ======

(A)This number includes the capital gains distribution of $1.93 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 3-31-97                     -0.21%          5.88%
5-year period ended 3-31-97                      9.70%         11.01%
10-year period ended 3-31-97                     8.10%          8.74%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, United Continental Income Fund, Inc. had net assets totaling $513,754,366 invested in a diversified portfolio of:

 58.58%  Common Stocks
 33.93%  Debt Securities
  7.49%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on March 31, 1997, your Fund owned:

 $28.12  Manufacturing Stocks
  25.03  United States Government Securities
   8.90  Corporate Debt Securities
   8.52  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.64  Finance, Insurance and Real Estate Stocks
   7.49  Cash and Cash Equivalents
   3.98  Wholesale and Retail Trade Stocks
   3.54  Miscellaneous Investing Institutions Stocks
   3.38  Mining Stocks
   1.82  Services Stocks
   1.06  Agriculture, Forestry and Fisheries Stocks
   0.52  Contract Construction Stocks

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 0.91%
 Gap, Inc. (The) .........................   140,000 $  4,690,000

Apparel and Other Textile Products - 1.27%
 Liz Claiborne, Inc.  ....................   150,000    6,543,750

Automotive Dealers and Service Stations - 0.40%
 Circuit City Stores, Inc.*  .............   135,300    2,029,500

Chemicals and Allied Products - 10.31%
 American Home Products Corporation  .....   125,000    7,500,000
 Astra AB, Class A (A)  ..................   150,000    7,263,271
 Avon Products, Inc.  ....................    70,000    3,675,000
 Dow Chemical Company (The)  .............    80,000    6,400,000
 du Pont (E.I.) de Nemours and Company  ..    65,000    6,890,000
 IMC Global, Inc.  .......................   145,000    5,238,125
 Merck & Co., Inc.  ......................    95,000    8,003,750
 Pfizer Inc.  ............................    95,000    7,991,875
   Total .................................             52,962,021

Communication - 4.27%
 GTE Corporation  ........................   150,000    6,993,750
 Nokia Corporation, Series ADR  ..........    98,400    5,731,800
 SBC Communications Inc.  ................   175,000    9,209,375
   Total .................................             21,934,925

Depository Institutions - 4.47%
 BankAmerica Corporation  ................    98,771    9,951,178
 Citicorp  ...............................    64,476    6,979,527
 Wells Fargo & Company  ..................    21,300    6,051,863
   Total .................................             22,982,568

Eating and Drinking Places - 0.31%
 Einstein/Noah Bagel Corp.*  .............    62,500    1,566,375

Electric, Gas and Sanitary Services - 2.83%
 Baltimore Gas and Electric Company ......   110,000    2,942,500
 Houston Industries Incorporated  ........   240,000    5,010,000
 PECO Energy Company  ....................   160,000    3,260,000
 Unicom Corporation  .....................   170,000    3,315,000
   Total .................................             14,527,500

Electronic and Other Electric Equipment - 3.97%
 AMP Incorporated  .......................   190,000    6,531,250
 Emerson Electric Co.  ...................   180,000    8,100,000
 LSI Logic Corporation*  .................   165,000    5,733,750
   Total .................................             20,365,000


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Forestry - 1.06%
 Georgia-Pacific Corporation  ............    75,000 $  5,437,500

General Merchandise Stores - 0.62%
 May Department Stores Company (The)  ....    70,000    3,185,000

Health Services - 1.82%
 Tenet Healthcare Corporation*  ..........   380,000    9,357,500

Heavy Construction, Excluding Building - 0.52%
 Foster Wheeler Corporation  .............    75,000    2,653,125

Holding and Other Investment Offices - 3.54%
 LTC Properties, Inc.  ...................   370,000    6,151,250
 National Health Investors, Inc.  ........   133,930    4,972,151
 VEBA AG (A)  ............................    50,000    2,831,235
 Zurich Insurance Company (A)  ...........    13,500    4,251,303
   Total .................................             18,205,939

Industrial Machinery and Equipment - 3.60%
 Applied Materials, Inc.*  ...............   130,000    6,020,560
 Deere & Company  ........................   190,000    8,265,000
 York International Corporation  .........   100,000    4,187,500
   Total .................................             18,473,060

Instruments and Related Products - 0.72%
 St. Jude Medical, Inc.*  ................   110,000    3,671,250

Insurance Carriers - 3.17%
 Berkshire Hathaway Inc., Class B*  ......     3,000    3,630,000
 ITT Group, Inc.  ........................   112,000    8,078,000
 United HealthCare Corporation  ..........    96,000    4,572,000
   Total .................................             16,280,000

Metal Mining - 0.88%
 Homestake Mining Company  ...............   300,000    4,537,500

Oil and Gas Extraction - 2.50%
 Noble Affiliates, Inc.  .................    85,000    3,208,750
 Schlumberger Limited  ...................    90,000    9,652,500
   Total .................................             12,861,250

Paper and Allied Products - 0.92%
 Union Camp Corporation  .................   100,000    4,712,500


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 1.36%
 Royal Dutch Petroleum Company  ..........    40,000 $  7,000,000

Primary Metal Industries - 0.71%
 Nucor Corporation  ......................    80,000    3,660,000

Printing and Publishing - 3.95%
 Belo (A. H.) Corporation, Class A  ......    90,000    3,330,000
 Gannett Co., Inc.  ......................    45,700    3,924,488
 McGraw-Hill, Inc.  ......................   100,000    5,112,500
 Meredith Corporation  ...................   200,000    4,625,000
 Viacom Inc., Class B*  ..................   100,000    3,312,500
   Total .................................             20,304,488

Rubber and Miscellaneous Plastics Products - 0.13%
 Vans, Inc.*  ............................    57,500      682,813

Textile Mill Products - 1.18%
 Sara Lee Corporation  ...................   150,000    6,075,000

Transportation by Air - 1.42%
 Delta Air Lines, Inc.  ..................    68,445    5,757,936
 Southwest Airlines Co.  .................    70,000    1,548,750
   Total .................................              7,306,686

Wholesale Trade - Nondurable Goods - 1.74%
 Gillette Company (The)  .................   103,000    7,480,375
 Nu Skin Asia Pacific, Inc.- Class A*  ...    60,500    1,459,563
   Total..................................              8,939,938

TOTAL COMMON STOCKS - 58.58%                         $300,945,188
 (Cost: $242,639,436)


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication - 0.64%
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................    $3,154 $  3,283,664

Electronic and Other Electric Equipment - 0.90%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    4,617,250

Fabricated Metal Products - 0.97%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................     5,000    4,975,000

General Merchandise Stores - 0.45%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,322,405

Health Services - 0.49%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (B) ...................     3,000    2,535,000

Nondepository Institutions - 3.19%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,125,880
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    6,981,325
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,109,380
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................     3,100    3,148,422
   Total .................................             16,365,007

Oil and Gas Extraction - 0.50%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........     2,588    2,558,500

Petroleum and Coal Products - 0.73%
 BP America Inc.,
   10.0%, 7-1-2018 .......................     3,500    3,775,170

Security and Commodity Brokers - 1.03%
 Salomon Inc.,
   7.625%, 5-15-99 (Exchangeable) ........     4,793    5,310,000

TOTAL CORPORATE DEBT SECURITIES - 8.90%              $ 45,741,996
 (Cost: $43,055,913)


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 3,000 $  2,948,430
   6.0%, 6-25-2007 .......................     3,000    2,880,000
   8.25%, 6-1-2008 .......................       541      543,426
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................       127      134,683
   9.0%, 8-15-2016 .......................       277      293,154
   9.0%, 10-15-2016 ......................       980    1,037,014
   9.0%, 11-15-2016 ......................       288      304,812
   9.0%, 1-15-2017 .......................       103      108,720
   9.0%, 3-15-2017 .......................       312      330,401
   9.0%, 4-15-2017 .......................       279      295,491
   9.0%, 7-15-2017 .......................       220      233,438
 United States Treasury:
   5.625%, 8-31-97 .......................     6,000    5,994,360
   5.125%, 2-28-98 .......................     4,000    3,965,640
   5.5%, 2-28-99 .........................     7,000    6,884,080
   7.125%, 2-29-2000 .....................     6,000    6,080,640
   8.875%, 5-15-2000 .....................    17,000   18,073,040
   8.0%, 5-15-2001 .......................    23,000   24,031,320
   6.375%, 8-15-2002 .....................    12,000   11,780,640
   7.5%, 2-15-2005 .......................    33,000   34,139,490
   7.25%, 5-15-2016 ......................     8,500    8,538,505

TOTAL UNITED STATES GOVERNMENT SECURITIES - 25.03%   $128,597,284
 (Cost: $129,793,414)

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 0.97%
 Dominion Resources, Inc.,
   5.45%, 4-16-97 ........................     5,000    4,988,646

 Depository Institutions - 1.00%
 Creditanstalt Finance Inc.,
   5.3%, 4-3-97 ..........................     5,065    5,063,509
 U.S. Bancorp,
   Master Note ...........................        43       43,000
   Total .................................              5,106,509

 Electric, Gas and Sanitary Services - 0.38%
 Western Resources, Inc.,
   5.57%, 4-28-97 ........................     1,970    1,961,770

                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Food and Kindred Products - 1.43%
 General Mills, Inc.,
   Master Note ...........................   $   420 $    420,000
 Hercules, Inc.:
   5.4%, 4-17-97 .........................     4,545    4,534,092
   5.65%, 4-21-97 ........................     2,395    2,387,482
   Total .................................              7,341,574

 Metal Mining - 1.31%
 BHP Finance (USA) Inc.,
   5.32%, 4-4-97 .........................     6,730    6,727,016

 Nondepository Institutions - 0.83%
 Whirlpool Financial Corp.,
   5.63%, 4-18-97 ........................     4,275    4,263,635

 Textile Mill Products - 0.17%
 Sara Lee Corporation,
   Master Note ...........................       864      864,000

Total Commercial Paper - 6.09%                         31,253,150

Municipal Obligation - 0.97%
 Oregon
 City of Portland, Oregon, Pension Reserve
   Limited Tax Revenue Bonds (Federally
   Taxable), Series 1996B (Union Bank of
   Switzerland),
   5.41%, 5-7-97 .........................     5,000    5,000,000

TOTAL SHORT-TERM SECURITIES - 7.06%                  $ 36,253,150
 (Cost: $36,253,150)

TOTAL INVESTMENT SECURITIES - 99.57%                 $511,537,618
 (Cost: $451,741,913)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.43%       2,216,748

NET ASSETS - 100.00%                                 $513,754,366


                See Notes to Schedule of Investments on page 12.

THE INVESTMENTS OF
UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1997


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B)  As of March 31, 1997, the following restricted security was owned:

                               Principal
                   Acquisition  Amount                  Market
     Security         Date      in 000's    Cost        Value
     --------      ----------- --------------------------------
     ARV Assisted Living,
       Inc., Convertible,
       6.75%, 4-1-2006 3/28/96    $3,000$3,000,000  $2,535,000
                                         =========  ==========

     The total market value of this restricted security represents approximately 0.49% of the total net assets at March 31, 1997.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $511,537,618
 Cash  .............................................       14,044
 Receivables:
   Dividends and interest ..........................    3,762,500
   Fund shares sold ................................      537,847
 Prepaid insurance premium  ........................       19,240
                                                     ------------
    Total assets  ..................................  515,871,249
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................    1,127,059
 Payable for investment securities purchased  ......      731,940
 Accrued service fee (Note 2)  .....................      153,267
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................       74,358
 Accrued management fee (Note 2)  ..................        7,787
 Accrued accounting services fee (Note 2)  .........        5,000
 Other  ............................................       17,472
                                                     ------------
    Total liabilities  .............................    2,116,883
                                                     ------------
      Total net assets ............................. $513,754,366
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 22,610,323
   Additional paid-in capital ......................  415,990,981
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 729,491 Accumulated undistributed net realized gain
    on investment transactions  ....................   14,627,866
   Net unrealized appreciation in value of
    investments at end of period  ..................   59,795,705
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $513,754,366
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $22.72
 Class Y  ..........................................       $22.72
Capital shares outstanding
 Class A  ..........................................   22,334,056
 Class Y  ..........................................      276,267
Capital shares authorized ..........................  100,000,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997

Investment Income
 Income  (Note 1B):
   Interest and amortization........................  $13,705,947
   Dividends .......................................    6,533,066
                                                      -----------
    Total income  ..................................   20,239,013
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    2,843,556
   Transfer agency and dividend
    disbursing - Class A  ..........................      844,771
   Service fee - Class A ...........................      806,498
   Accounting services fee .........................       60,000
   Custodian fees ..................................       38,814
   Audit fees ......................................       17,291
   Shareholder servicing - Class Y .................        9,230
   Legal fees ......................................        7,910
   Other ...........................................      139,661
                                                      -----------
    Total expenses  ................................    4,767,731
                                                      -----------
      Net investment income ........................   15,471,282
                                                      -----------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................   32,444,068
 Realized net gain on foreign
   currency transactions ...........................       16,624
                                                      -----------
   Realized net gain on investments ................   32,460,692
 Unrealized depreciation in value of investments
   during the period ...............................  (18,522,005)
                                                      -----------
    Net gain on investments  .......................   13,938,687
                                                      -----------
      Net increase in net assets resulting from
       operations  .................................  $29,409,969
                                                      ===========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                        For the fiscal year ended
                                                March 31,
                                         ------------------------
                                              1997       1996
Increase in Net Assets                  ------------ ------------
 Operations:
   Net investment income ...............$ 15,471,282 $ 14,492,651
   Realized net gain on investments ....  32,460,692   31,402,590
   Unrealized appreciation (depreciation)(18,522,005)  52,611,352
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........  29,409,969   98,506,593
                                        ------------ ------------
 Dividends to shareholders from  (Note 1E):*
   Net investment income
    Class A  ........................... (15,354,424) (13,953,021)
    Class Y  ...........................    (196,761)     (38,201)
   Realized gains on securities transactions
    Class A  ........................... (39,714,405) (18,608,382)
    Class Y  ...........................    (482,163)         ---
                                        ------------ ------------
                                         (55,747,753) (32,599,604)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    Class A (1,328,053 and 1,201,223
      shares, respectively) ............  31,639,891   27,526,704
    Class Y (65,939 and 229,596
      shares, respectively) ............   1,571,523    5,539,710
   Proceeds from reinvestment of dividends
    and/or capital gains distribution
    Class A (2,330,266 and 1,363,819
      shares, respectively) ............  53,263,591   31,366,543
    Class Y (29,687 and 1,606
      shares, respectively) ............     678,923       38,201
   Payments for shares redeemed
    Class A (2,249,136 and 2,417,223
      shares, respectively)............. (53,683,778) (55,539,467)
    Class Y (47,142 and 3,419
      shares, respectively) ............  (1,131,539)     (82,402)
                                        ------------ ------------
    Net increase in net assets
      resulting from capital
      share transactions................  32,338,611    8,849,289
                                        ------------ ------------
      Total increase ...................   6,000,827   74,756,278
Net Assets
 Beginning of period  .................. 507,753,539  432,997,261
                                        ------------ ------------
 End of period, including undistributed
   net investment income of $729,491 and
   $792,770, respectively...............$513,754,366 $507,753,539
                                        ============ ============
                 *See "Financial Highlights" on pages 16 - 17.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $24.00 $20.84  $20.67 $20.45  $18.70
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.72   0.71    0.70   0.70    0.83
 Net realized and
   unrealized gain
   on investments ..           0.66   4.05    0.58   0.61    1.75
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           1.38   4.76    1.28   1.31    2.58
                             ------ ------  ------ ------  ------
Less distributions:
 Dividends from net
   investment
   income ..........          (0.73) (0.68)  (0.70) (0.70)  (0.83)
 Distribution from
   capital gains ...          (1.93) (0.92)  (0.41) (0.39)  (0.00)
                             ------ ------  ------ ------  ------
Total
 distributions  ....          (2.66) (1.60)  (1.11) (1.09)  (0.83)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $22.72 $24.00  $20.84 $20.67  $20.45
                             ====== ======  ====== ======  ======
Total return* ......           5.88% 23.29%   6.39%  6.40%  14.08%
Net assets, end of
 period (000
 omitted)  .........    $507,477$502,285$432,997$412,843$387,381
Ratio of expenses to
 average net assets            0.93%  0.89%   0.89%  0.81%   0.77%
Ratio of net investment
 income to average net
 assets  ...........           3.01%  3.06%   3.37%  3.29%   4.24%
Portfolio turnover
 rate  .............          40.29% 41.34%  41.30% 41.01% 111.36%
Average commission
 rate paid .........          $0.0603

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                     fiscal         period
                       year        from 1/4/96*
                      ended        through
                    3/31/97        3/31/96
                   --------        --------
Net asset value,
 beginning of period $24.01         $23.35
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.78           0.07
 Net realized and
   unrealized gain
   on investments...   0.63           0.76
                     ------         ------
Total from investment
 operations ........   1.41           0.83
                     ------         ------
Less distributions:
 Dividends from net
   investment
   income...........  (0.77)         (0.17)
 Distribution from
   capital gains....  (1.93)         (0.00)
                     ------         ------
Total distributions.  (2.70)         (0.17)
                     ------         ------
Net asset value,
 end of period ..... $22.72         $24.01
                     ======         ======
Total return .......   6.07%          3.53%
Net assets, end of
 period (000
 omitted)  ......... $6,277         $5,469
Ratio of expenses
 to average net
 assets ............   0.75%          0.80%**
Ratio of net
 investment income
 to average net
 assets ............   3.20%          3.35%**
Portfolio
 turnover rate .....  40.29%         41.34%**
Average commission
 rate paid .........  $0.0603

 *Commencement of operations.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At March 31, 1997, $16,624 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.0 billion of combined net assets at March 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,174,128, out of which W&R paid sales commissions of $670,264 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $20,038, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $175,843,499 while proceeds from maturities and sales aggregated $211,702,530. Purchases of short-term securities and U.S. Government securities aggregated $476,426,336 and $16,768,901, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $465,793,811 and $635,039, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 1997 was $451,771,839, resulting in net unrealized appreciation of $59,765,779, of which $70,740,551 related to appreciated securities and $10,974,772 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $32,444,068 during the year ended March 31, 1997, of which a portion was paid to shareholders during the period ended March 31, 1997. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc.(the ``Fund''), as of March 31, 1997, the related statements of operations and changes  in net assets  for the year  then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's
management.   Our  responsibility  is  to  express an  opinion  on  these financial statements and  the financial  highlights based  on our  audit.
The financial statements and the financial highlights of the Fund for each of the years presented in the four-year period ended March 31, 1996 were audited by other auditors whose report, dated May 10, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United Continental Income Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
                                    Class A
06-14-96 $0.170   $0.1700   $0.0000   $0.0710   $0.0990   $0.0000
09-13-96  0.170    0.1700    0.0000    0.0656    0.1044    0.0000
12-13-96  2.150    0.6420    1.5080    0.0849    0.5571    1.5080
03-14-97  0.170    0.1700    0.0000    0.0737    0.0963    0.0000
        -------   -------   -------   -------   -------   -------
Total   $2.660$   $1.1520   $1.5080   $0.2952   $0.8568   $1.5080
        =======   =======   =======   =======   =======   =======

                                    Class Y
06-14-96$0.180$   $0.1800   $0.0000   $0.0752   $0.1048   $0.0000
09-13-96 0.183     0.1830    0.0000    0.0706    0.1124    0.0000
12-13-96 2.163     0.6550    1.5080    0.0899    0.5651    1.5080
03-14-97 0.177     0.1770    0.0000    0.0767    0.1003    0.0000
         ------   -------   -------   -------   -------   -------
Total    $2.703   $1.1950   $1.5080   $0.3124   $0.8826   $1.5080
         ======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona



OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President



This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.



To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(3-97)

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